CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Annual Report of Electronic Media Central Corporation (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2006 (the "Report"), I, Roger Casas, Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 30, 2006

                                                          /s/ Roger Casas
                                                         -----------------------
                                                         Roger Casas
                                                         Chief Executive Officer


     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.











                                                                      Exhibit 32
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